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[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS BOND FUND

SEPTEMBER 30, 1998

ADVANTUS BOND FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                  2

INVESTMENTS IN SECURITIES           7

STATEMENT OF ASSETS AND
LIABILITIES                        10

STATEMENT OF OPERATIONS            11

STATEMENTS OF CHANGES IN
NET ASSETS                         12

NOTES TO FINANCIAL
STATEMENTS                         13

INDEPENDENT AUDITORS'
REPORT                             18

FEDERAL INCOME TAX
INFORMATION                        19

SHAREHOLDER SERVICES               21

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:
Economic prosperity and record-setting U.S. markets over the last few years have lulled many Americans into dreaming of perpetual gain. In this year, the effects of global economic turmoil and market volatility have awakened us.
The global economy has been exposed to the negative effects of Asia's economic debacle for over a year, and this negative growth is highly contagious. About 40 percent of the world's economies are in recession. Japan continues to seek the financial stimulus necessary to recover. In Russia, a backlash against capitalism continues to unfold. Also, Latin America, Brazil in particular, has seen its competitive position deteriorate sharply. We anticipate that world growth will slow to an annual rate of 1 percent by the end of 1998. This is a dramatic change from one year ago (down 3 percent).
As expected, the U.S. economy is slowing. The growth forecast for our country at the end of this reporting period (September 30, 1998) was 1.5 to 2 percent, a drop from the 3 percent experienced a year ago. Current economic conditions favor bonds, as yields will likely decline in light of slowing economic conditions. Deflation fears have sustained a global "flight to quality" as investors dumped the riskier assets of developing countries and sought the relative safety of high quality bonds in the major countries.
We anticipate that there will be a continuation of tight fiscal policy. However, monetary policy will change. We expect interest rates to move lower in the upcoming quarters, as we believe it is likely that the Federal Reserve Board will aggressively lower the Fed Funds rate to inject liquidity into a globally stressed financial system.
The yield curve should steepen, with short-term interest rates declining further than long-term interest rates. We expect the corporate bond sector will stabilize and spreads will recover as the Fed acts to provide liquidity.
Many stocks have declined significantly in response to reduced earnings expectations, and many stocks are now attractively valued. Interest rates have declined, which improves the relative value of stocks. However, we expect that stocks may remain volatile for the near term.
We have witnessed a significantly higher level of volatility in the U.S. stock markets as most indices and stock funds came under pressure. The flight to quality in all kinds of securities was reinforced and magnified by more visible risks in a number of sectors.
A declining equity market hurt corporate bonds as investors began worrying about the likelihood of lower earnings. Companies with international exposure became a concern. Liquidity in the corporate bond market began to evaporate, as traders became reluctant to bid on corporate bonds. These factors pushed corporate bond spreads even wider, causing them to underperform U.S. Treasury securities.
In the pages that follow, the Fund's manager will give you information about how the economy and conditions within the market affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund. Meanwhile, continue investing for the long term. We believe that you will derive the greatest benefit by doing so. Be thoughtful about the diversification of your portfolio, and maintain a high quality portfolio. Consider putting a periodic investment program in place. It will help you weather volatility in the markets.
Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Funds

ADVANTUS BOND FUND
PERFORMANCE UPDATE
[WAYNE SCHMIDT PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Bond Fund is a mutual fund
designed for investors seeking a high
level of current income consistent with
prudent investment risk. The Fund plans
to achieve its objective primarily by
investing in a diversified portfolio of
investment grade short, intermediate and long-term debt securities. The Fund manager varies the proportion of assets invested in each maturity category depending upon the evaluation of market patterns and economic trends by the Fund's investment adviser.
  -Dividends declared daily and paid monthly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus Bond Fund's performance for the year ended September 30, 1998, for each class of shares offered was as follows:

Class A..........................  8.75 percent*
Class B..........................  8.09 percent*
Class C..........................  7.89 percent*

Its benchmark, the Lehman Brothers Government Corporate Bond Index,** returned
12.84 percent, and the Lehman Brothers Corporate Bond Index+ returned 11.07 percent for the same period.

In prior reporting periods, the Lehman Brothers Corporate Bond Index+ was used as the Fund's benchmark. The Lehman Brothers Government Corporate Bond Index** better fits our stated investment objective than did the Lehman Brothers Corporate Bond Index.+

PERFORMANCE ANALYSIS

The collapse of interest rates around the world and in the U.S. has amazed fixed income investors. The speed and size of the move surprised even the most bullish forecasters. Yields on the 30-year U.S. Treasury Bond declined nearly 1.5 percent (143 basis points) to its first sub-5 percent level, 4.97 percent for the year end. Yields on intermediate maturities declined even further, falling over 175 basis points to the low 4 percent area over the same period.

The rally in bond prices was fueled by a variety of factors. Financial problems are abundant around the globe; Russia, Latin America, Japan, Asia, and Europe are all struggling with recession, slower economic growth, weak currencies, problem loans, and broad banking problems, thus creating a tremendous flight-to-quality. Globally, everyone wanted the safety of the U.S. Treasury market. Layer on top of this, a weak equity market, unraveling hedge funds, a 25-basis point cut in the Fed Funds rate by the Federal Reserve (and an additional 25-basis point cut two weeks after the first adjustment), signs of slower U.S. economic growth, and a budget surplus, and you have a recipe for lower interest rates.

While U.S. Treasury securities were appreciating in value with every move lower in interest rates, corporate bonds and mortgage-backed securities were having their worst relative performance period in over a decade. In the corporate bond market, credit spreads were widening as fast as interest rates were falling. Concern over credit exposure spread like wildfire. It began with the banking and brokerage sectors as worries over loans to Russia and hedge funds caused the spread gap to widen. A declining equity market hurt corporate bonds as investors began worrying about the likelihood of lower earnings. Companies with international exposure became a concern. Liquidity in the corporate bond market began to evaporate as traders became

                                                              ADVANTUS BOND FUND
                                                              SEPTEMBER 30, 1998
reluctant to bid corporate bonds. All of these factors pushed corporate bond spreads wider, causing them to significantly underperform U.S. Treasury securities.

Bond fund performance is derived from three main factors: duration (a measure of interest rate risk), sector allocation (governments, corporate bonds, or mortgage-backed securities), and security selection. During the period we kept the portfolio duration slightly longer than the index benchmark duration. This decision helped returns as interest rates moved lower during the period. The decision to maintain the over exposure to corporate bonds was the key to our underperformance for the period. During the summer months, U.S. Treasuries were added, at the expense of corporate bonds, but it was not enough to offset the ultimate widening of corporate spreads. Our fundamental belief that corporate bonds will outperform over the longer term is still intact, although soundly disproved at the end of the reporting period. In addition to the entire corporate sector being hit hard, spread widening on specific issues also negatively impacted performance. Fund positions in the Real Estate Investment Trust (REIT) sector (Prologis Trust, Nationwide Health Property, Inc., Duke Realty Investments, Inc.) widened significantly, along with Morgan Stanley Dean Witter in the brokerage area, and Guangdong Enterprises and Enersis in the emerging market arena.

OUTLOOK

From a duration standpoint, we will maintain our above market duration which supports Advantus' view that interest rates will continue to move lower over the next six to nine months. Corporate bonds will continue to represent a main focus in the Fund. Emphasis going forward will be on higher rated issuers (A-rated or better). Their spreads have gapped wider and will likely be the first to rebound when market order returns. We will look to take advantage of market extremes.

We anticipate that interest rates will move lower in the upcoming quarters, but not at the speed or magnitude of the recent period. The Federal Reserve will likely aggressively lower the Fed Funds rate to inject liquidity into a globally stressed financial system. The U.S. economy will likely begin to show much slower growth in the upcoming quarters providing the Fed with the latitude to decrease the Fed Funds rate even more. The yield curve should steepen, with short-term interest rates declining further than long-term interest rates. The corporate bond sector will likely stabilize and spreads will recover as the Fed acts to provide liquidity.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued fixed rate, nonconvertible domestic corporate debt.
+The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt.

ADVANTUS BOND FUND
SEPTEMBER 30, 1998

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS
        BOND FUND, LEHMAN BROTHERS CORPORATE BOND INDEX, LEHMAN BROTHERS
           GOVERNMENT/CORPORATE BOND INDEX, AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Bond Fund compared to the Lehman Brothers Corporate Bond Index, Lehman Brothers Government Corporate Bond Index, and the Consumer Price Index. The four lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1988 through September 30, 1998. The four lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Bond Fund (August 19, 1994 and March 1, 1995 for Class B and C, respectively) through September 30, 1998.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                     3.31%
Five year                                    5.12%
Ten year                                     8.04%
                                                     Lehman Brothers              Lehman Brothers
                                                      Corporate Bond                   Government
                                           Class A             Index        CPI   Corporate Index
9/30/88                                    $10,000           $10,000    $10,000           $10,000
10/31/88                                    $9,622           $10,175    $10,292           $10,177
10/31/89                                   $10,666           $11,438    $10,763           $11,413
10/31/90                                   $11,142           $11,926    $11,441           $12,041
10/31/91                                   $12,774           $14,028    $11,775           $13,891
10/31/92                                   $14,146           $15,586    $12,153           $15,355
10/31/93                                   $16,133           $17,951    $12,479           $17,487
9/30/94                                    $15,056           $17,062    $12,856           $16,698
9/30/95                                    $17,323           $19,961    $13,139           $18,810
9/30/96                                    $18,020           $20,908    $13,533           $19,656
9/30/97                                    $19,925           $23,174    $13,834           $21,543
9/30/98                                    $21,668           $25,740    $14,031           $25,970

                                                              ADVANTUS BOND FUND
                                                              SEPTEMBER 30, 1998

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                     3.09%
Since inception (8/19/94)                    7.77%
                                                     Lehman Brothers              Lehman Brothers
                                                      Corporate Bond                   Government
                                           Class B             Index        CPI   Corporate Index
8/19/94                                    $10,000           $10,000    $10,000           $10,000
9/30/94                                     $9,876            $9,819    $10,067            $9,853
9/30/95                                    $10,801           $11,488    $10,289           $11,099
9/30/96                                    $11,252           $12,033    $10,598           $11,599
9/30/97                                    $12,480           $13,337    $10,833           $12,712
9/30/98                                    $13,610           $14,814    $10,987           $14,228

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                                     7.89%
Since inception (3/1/95)                     8.33%
                                                     Lehman Brothers              Lehman Brothers
                                                      Corporate Bond                   Government
                                           Class C             Index        CPI   Corporate Index
3/01/95                                    $10,000           $10,000    $10,000           $10,000
9/30/95                                    $10,925           $11,087    $10,146           $10,939
9/30/96                                    $11,265           $11,613    $10,450           $11,431
9/30/97                                    $12,348           $12,872    $10,682           $12,529
9/30/98                                    $13,324           $14,297    $10,834           $14,023

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS BOND FUND
SEPTEMBER 30, 1998

TEN LARGEST BOND HOLDINGS

                                                                MARKET      % OF BOND
COMPANY                                                          VALUE      PORTFOLIO
------------------------------------------------------------  -----------  -----------
US Treasury Note--6.625%, 03/31/02..........................  $ 2,786,875      10.5%
US Treasury Note--6.375%, 09/30/01..........................    2,425,782       9.1%
US Treasury Note--6.000%, 02/15/26..........................    2,350,032       8.8%
US Treasury Note--4.966%, 05/15/06..........................    1,522,415       5.7%
FNMA--6.140%, 03/24/03......................................    1,019,550       3.8%
Ontario Province--5.500%, 10/01/08..........................    1,018,010       3.8%
GNMA--6.500%, 09/15/28......................................    1,011,631       3.8%
PNC Bank Corporation--6.728%, 01/25/07......................      954,000       3.6%
Morgan Stanley Dean Witter--6.875%, 03/01/07................      944,137       3.5%
Time Warner, Inc.--6.950%, 01/15/28.........................      833,312       3.1%
                                                              -----------       ---
                                                              $14,865,744      55.7%
                                                              -----------       ---
                                                              -----------       ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities (5.0%)
U.S. Treasury (31.7%)
U.S. Government Agencies (11.5%)
AAA rated (7.1%)
AA rated (6.7%)
A rated (13.8%)
BBB rated (13.6%)
BB rated (3.4%)
Preferred Stock (7.2%)

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES

SEPTEMBER 30, 1998
           (Percentages of each investment category relate to total net assets.)

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
----------                                                                         -----------
LONG-TERM DEBT SECURITIES (87.8%)
  GOVERMENT OBLIGATIONS (49.4%)
    U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (43.2%)
      U.S. Treasury (31.7%)
$2,150,000   US Treasury Note (c).............................   4.966%  05/15/06  $ 1,522,415
   550,000   US Treasury Note.................................   5.500%  02/29/00      557,219
 2,100,000   US Treasury Note.................................   6.000%  02/15/26    2,350,032
 2,300,000   US Treasury Note.................................   6.375%  09/30/01    2,425,782
 2,600,000   US Treasury Note.................................   6.625%  03/31/02    2,786,875
                                                                                   -----------
                                                                                     9,642,323
                                                                                   -----------
      Federal National Mortgage Association (FNMA) (6.9%)
   750,000   .................................................   5.625%  02/02/06      790,562
 1,000,000   .................................................   6.140%  03/24/03    1,019,550
   288,070   .................................................   7.000%  09/01/17      295,447
                                                                                   -----------
                                                                                     2,105,559
                                                                                   -----------
      Government National Mortgage Association (GNMA) (4.6%)
   990,000   .................................................   6.500%  09/15/28    1,011,631
   182,638   .................................................   7.000%  04/15/22      189,240
   178,717   .................................................   7.000%  03/15/23      184,933
                                                                                   -----------
                                                                                     1,385,804
                                                                                   -----------
    OTHER GOVERNMENT OBLIGATIONS (3.3%)
 1,000,000   Ontario Province (b).............................   5.500%  10/01/08    1,018,010
    STATE AND LOCAL GOVERNMENT OBLIGATIONS (2.9%)
   400,000   California Housing Finance Agency................   7.760%  08/01/25      420,500
   245,000   California Housing Finance Agency................   8.160%  02/01/28      257,556
   199,500   Wyoming Community Development....................   6.850%  06/01/10      199,126
                                                                                   -----------
                                                                                       877,182
                                                                                   -----------
             Total goverment obligations (cost: $14,559,950).....................   15,028,878
                                                                                   -----------
  CORPORATE OBLIGATIONS (38.4%)
    BASIC MATERIALS (1.7%)
      Paper and Forest (1.7%)
   500,000   International Paper Company......................   6.875%  07/10/00      512,283
                                                                                   -----------
    CAPITAL GOODS (1.7%)
      Aerospace/Defense (1.7%)
   500,000   Raytheon Company.................................   6.450%  08/15/02      521,901
                                                                                   -----------
    COMMUNICATION SERVICES (2.6%)
      Telephone (2.6%)
   750,000   Cable and Wireless Communication (b).............   6.625%  03/06/05      775,080
                                                                                   -----------

              See accompanying notes to investments in securities.

ADVANTUS BOND FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                     MARKET
PRINCIPAL                                                                           VALUE(A)
----------                                                                         -----------
  CORPORATE OBLIGATIONS--CONTINUED
    CONSUMER CYCLICAL (1.5%)
      Building Materials (1.5%)
$  450,000   Masco Corporation................................   6.125%  09/15/03  $   463,500
                                                                                   -----------
    CONSUMER STAPLES (7.2%)
      Beverage (1.8%)
   500,000   Anheuser-Busch Companies, Inc....................   7.100%  06/15/07      545,789
                                                                                   -----------
      Entertainment (2.7%)
   800,000   Time Warner, Inc.................................   6.950%  01/15/28      833,312
                                                                                   -----------
      Household Products (2.7%)
   750,000   Premark International, Inc.......................  10.500%  09/15/00      821,325
                                                                                   -----------
    FINANCIAL (21.6%)
      Banks (2.2%)
   700,000   St. George Bank-144A Issue (b)(d)................   8.485%  12/31/49      658,840
                                                                                   -----------
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (4.1%)
   300,000   CFSB Finance Company-144A Issue (d)..............   7.180%  11/15/05      294,000
   900,000   PNC Bank Corporation.............................   6.728%  01/25/07      954,000
                                                                                   -----------
                                                                                     1,248,000
                                                                                   -----------
      Consumer Finance (2.7%)
   800,000   Associates Corporation of North America..........   6.625%  05/15/01      826,856
                                                                                   -----------
      Finance-Diversified (2.7%)
   500,000   Guangdong Enterprises-144A Issue (b)(d)..........   8.875%  05/22/07      269,815
   525,000   National Collegiate..............................   7.240%  09/20/14      542,063
                                                                                   -----------
                                                                                       811,878
                                                                                   -----------
      Investment Bankers/Brokers (3.1%)
   900,000   Morgan Stanley Dean Witter.......................   6.875%  03/01/07      944,137
                                                                                   -----------
      Real Estate Investment Trust (4.3%)
   850,000   Bradley Operating LP.............................   7.000%  11/15/04      804,780
   500,000   Security Capital Pacific Trust...................   7.500%  02/15/14      511,377
                                                                                   -----------
                                                                                     1,316,157
                                                                                   -----------
      Savings and Loans (2.5%)
   700,000   Bank United Corporation..........................   8.875%  05/01/07      741,552
                                                                                   -----------
    UTILITIES (2.1%)
      Electric Companies (2.1%)
   750,000   Enersis S.A. (b).................................   6.900%  12/01/06      638,400
                                                                                   -----------
             Total corporate obligations (cost: $11,816,492).....................   11,659,010
                                                                                   -----------
             Total long-term debt securities (cost: $26,376,442).................   26,687,888
                                                                                   -----------

              See accompanying notes to investments in securities.

                                                              ADVANTUS BOND FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                  MARKET
  SHARES                                                         VALUE(A)
----------                                                      -----------
PREFERRED STOCK (7.2%)
  FINANCIAL (7.2%)
    Real Estate Investment Trust (7.2%)
    16,000   Duke Realty Investments, Inc.--7.99%.............  $   823,000
     8,000   Nationwide Health Property, Inc.--7.68%..........      875,500
    10,000   Prologis Trust--8.54%............................      497,500
                                                                -----------
             Total preferred stock (cost: $2,091,552).........    2,196,000
                                                                -----------

PRINCIPAL
----------
SHORT-TERM SECURITIES (5.6%)
$  285,000   US Treasury Bill.................................   4.300%  12/10/98      282,689
 1,432,679   Federated Prime Obligation Fund, current rate 5.470%................    1,432,679
                                                                                   -----------
             Total short-term securities (cost: $1,715,348)......................    1,715,368
                                                                                   -----------
             Total investments in securities (cost: $30,183,342)(e)..............  $30,599,256
                                                                                   -----------
                                                                                   -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 11.0% of the net assets in foreign securities as of September 30, 1998.
(c) For zero coupon issues, the interest rate disclosed is the effective yield at the date of acquisition.
(d) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at September 30, 1998, which includes acquisition date and cost, is as follows:

                                         ACQUISITION
SECURITY:                                   DATE          COST
---------------------------------------  -----------   -----------
St. George Bank 144A Issue.............   06/12/97     $   700,000
CFSB Finance Company 144A Issue........   05/15/96         291,938
Guangdong Enterprises 144A Issue.......   08/06/97         516,090
                                                       -----------
                                                       $ 1,508,028
                                                       -----------
                                                       -----------

(e) At September 30, 1998 the cost of securities for federal income tax purposes was $30,198,248. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $872,535
Gross unrealized depreciation..........  (471,527)
                                         --------
Net unrealized appreciation............  $401,008
                                         --------
                                         --------

ADVANTUS BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $30,183,342)........  $30,599,256
Cash in bank on demand deposit.........      201,453
Receivable for Fund shares sold........      403,889
Receivable for investment securities
 sold..................................      111,391
Accrued interest receivable............      246,830
                                         -----------
    Total assets.......................   31,562,819
                                         -----------
                    LIABILITIES
Payable for investment securities
 purchased.............................      994,077
Payable for Fund shares redeemed.......       95,239
Dividends payable to shareholders......       30,661
Payable to Adviser.....................       33,866
Other payables.........................        7,825
                                         -----------
    Total liabilities..................    1,161,668
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $30,401,151
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   shares unallocated) of $.01 par
   value (Note 1)......................  $    28,432
  Additional paid-in capital...........   29,423,921
  Accumulated net realized gains from
   investments.........................      532,884
  Unrealized appreciation on
   investments.........................      415,914
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $30,401,151
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class A shares........................  $19,418,599
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class B shares........................  $ 8,893,909
                                         -----------
                                         -----------
Net assets applicable to outstanding
 Class C shares........................  $ 2,088,643
                                         -----------
                                         -----------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   1,817,179...........................  $     10.69
                                         -----------
                                         -----------
  Class B--Shares outstanding
   830,378.............................  $     10.71
                                         -----------
                                         -----------
  Class C--Shares outstanding
   195,621.............................  $     10.68
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 1998

Investment income:
  Interest.............................  $1,613,351
  Dividends............................     168,377
                                         ----------
      Total investment income..........   1,781,728
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     187,219
  Distribution fees--Class A...........      54,651
  Distribution fees--Class B...........      72,435
  Distribution fees--Class C...........      12,852
  Administrative services fee..........      44,000
  Custodian fees.......................       6,605
  Auditing and accounting services.....      13,679
  Legal fees...........................       6,226
  Directors' fees......................         684
  Registration fees....................      40,263
  Printing and shareholder reports.....      33,643
  Insurance............................       4,665
  Other................................       4,968
                                         ----------
      Total expenses...................     481,890
Less fees and expenses waived or
 absorbed:
  Class A distribution fees............     (17,850)
  Other fund expenses..................    (101,242)
                                         ----------
      Total fees and expenses waived or
      absorbed.........................    (119,092)
                                         ----------
      Total net expenses...............     362,798
                                         ----------
      Investment income--net...........   1,418,930
                                         ----------
Realized and unrealized gains on
 investments:
  Net realized gains on investments
   (note 3)............................     799,672
  Net change in unrealized appreciation
   or depreciation on investments......     (28,746)
                                         ----------
      Net gains on investments.........     770,926
                                         ----------
Net increase in net assets resulting
 from operations.......................  $2,189,856
                                         ----------
                                         ----------

                See accompanying notes to financial statements.

ADVANTUS BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1998 AND 1997

                                            1998         1997
                                         -----------  -----------
Operations:
  Investment income--net...............  $ 1,418,930  $ 1,314,895
  Net realized gain on investments.....      799,672      239,770
  Net change in unrealized appreciation
   or depreciation on investments......      (28,746)     630,935
                                         -----------  -----------
      Increase in net assets resulting
       from operations.................    2,189,856    2,185,600
                                         -----------  -----------
Distributions to shareholders from:
  Net investment income:
    Class A............................   (1,025,790)  (1,017,311)
    Class B............................     (347,737)    (251,336)
    Class C............................      (61,204)     (43,228)
  Net realized gains on investments:
    Class A............................      (56,664)          --
    Class B............................      (26,049)          --
    Class C............................       (5,418)          --
                                         -----------  -----------
      Total distributions..............   (1,522,862)  (1,311,875)
                                         -----------  -----------
Capital share transactions (notes 4 and
 5):
  Proceeds from sales:
    Class A............................    5,944,709    3,674,438
    Class B............................    4,427,845    3,408,787
    Class C............................    2,010,526      541,433
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................      744,235      648,833
    Class B............................      301,278      216,906
    Class C............................       62,923       38,398
  Payments for redemption of shares:
    Class A............................   (4,846,234)  (4,367,419)
    Class B............................   (2,279,688)  (1,099,162)
    Class C............................     (915,696)    (375,711)
                                         -----------  -----------
      Increase in net assets from
       capital share transactions......    5,449,898    2,686,503
                                         -----------  -----------
      Total increase in net assets.....    6,116,892    3,560,228
Net assets at beginning of year........   24,284,259   20,724,031
                                         -----------  -----------
Net assets at end of year (including
 undistributed net investment income of
  $0 and $15,801, respectively)........  $30,401,151  $24,284,259
                                         -----------  -----------
                                         -----------  -----------

                See accompanying notes to financial statements.

                                                              ADVANTUS BOND FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1998

(1) ORGANIZATION
    The Advantus Bond Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $65,623,540 and $61,126,229, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, Minnesota Life. Effective October 26, 1998, the Fund's transfer agent is First Data Investor Services Group, Inc. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fees are comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets,
 .25 percent. Prior to January 30, 1998, Ascend waived that portion of Class A distribution fees which exceeded, as a percentage of average daily net assets,
 .10 percent. Ascend waived Class A distribution fees in the amount of $17,850 for the year ended September 30, 1998.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,700 per month, to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1998, the administrative services fee was $3,600 per month. Effective October 26, 1998, Minnesota

                                                              ADVANTUS BOND FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
Life became the shareholder services agent for the Fund. Under the new shareholder and administrative services agreement, the administrative services fee remains unchanged, and for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1998, Advantus Capital voluntarily agreed to absorb $101,242 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $166,299.

    As of September 30, 1998, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 384,255 Class A shares which represents 21.1 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,202.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1998 and 1997 were as follows:

                                                        CLASS A                 CLASS B                CLASS C
                                                 ----------------------  ----------------------  --------------------
                                                    1998        1997        1998        1997       1998       1997
                                                 ----------  ----------  ----------  ----------  ---------  ---------
Sold...........................................     562,965     359,147     414,545     335,052    189,746     53,035
Issued for reinvested distributions............      70,186      63,405      29,523      21,179      6,059      3,757
Redeemed.......................................    (457,997)   (428,519)   (214,474)   (107,760)   (86,469)   (36,827)
                                                 ----------  ----------  ----------  ----------  ---------  ---------
                                                    175,154      (5,967)    229,594     248,471    109,336     19,965
                                                 ----------  ----------  ----------  ----------  ---------  ---------
                                                 ----------  ----------  ----------  ----------  ---------  ---------

(6) RESTRICTED SECURITIES
    At September 30, 1998, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10 percent of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at September 30, 1998 was $1,222,655 which represents 4.0 percent of net assets.

(7) YEAR 2000 (UNAUDITED)
    In 1995, Minnesota Life began addressing computer system requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS BOND FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(8) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                              CLASS A
                                          --------------------------------------------------------------------------------
                                                                                              PERIOD FROM
                                                                                              NOVEMBER 1,
                                                      YEAR ENDED SEPTEMBER 30,                  1993 TO        YEAR ENDED
                                          ------------------------------------------------   SEPTEMBER 30,    OCTOBER 31,
                                              1998         1997        1996       1995(a)       1994(b)           1993
                                          ------------   ---------   ---------   ---------   --------------   ------------
Net asset value, beginning of period....     $   10.43   $   10.03   $   10.24   $    9.50       $ 11.21         $ 10.72
                                          ------------   ---------   ---------   ---------       -------      ------------
Income from investment operations:
  Net investment income.................           .59         .63         .62         .64           .53             .63
  Net gains or losses on securities
    (both realized and unrealized)......           .30         .40        (.22)        .74         (1.24)            .78
                                          ------------   ---------   ---------   ---------       -------      ------------
    Total from investment operations....           .89        1.03         .40        1.38          (.71)           1.41
                                          ------------   ---------   ---------   ---------       -------      ------------
Less distributions:
  Dividends from net investment
    income..............................          (.60)       (.63)       (.61)       (.64)         (.53)           (.63)
  Distributions from capital gains......          (.03)         --          --          --          (.47)           (.29)
                                          ------------   ---------   ---------   ---------       -------      ------------
    Total distributions.................          (.63)       (.63)       (.61)       (.64)        (1.00)           (.92)
                                          ------------   ---------   ---------   ---------       -------      ------------
Net asset value, end of period..........     $   10.69   $   10.43   $   10.03   $   10.24       $  9.50         $ 11.21
                                          ------------   ---------   ---------   ---------       -------      ------------
                                          ------------   ---------   ---------   ---------       -------      ------------
Total return (d)........................          8.75%      10.57%       4.03%      15.05%        (6.68)%         14.05%
Net assets, end of period (in
  thousands)............................     $  19,419   $  17,122   $  16,528   $  15,315       $13,879         $14,494
Ratio of expenses to average daily net
  assets (e)............................          1.10%       1.00%       1.00%       1.00%         1.00%(f)        1.00%
Ratio of net investment income to
  average daily net assets (e)..........          5.55%       6.18%       6.08%       6.58%         5.79%(f)        5.78%
Portfolio turnover rate (excluding
  short-term securities)................         237.2%      180.5%      222.6%      270.7%        163.5%          139.5%

-------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c)  Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.

                                                              ADVANTUS BOND FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                                      CLASS B
                                          ----------------------------------------------------------------
                                                                                             PERIOD FROM
                                                                                              AUGUST 19,
                                                     YEAR ENDED SEPTEMBER 30,                 1994(c) TO
                                          -----------------------------------------------   SEPTEMBER 30,
                                              1998         1997        1996      1995(a)         1994
                                          ------------   ---------   ---------   --------   --------------
Net asset value, beginning of period....     $   10.43   $   10.02   $   10.23    $ 9.50       $  9.68
                                                ------   ---------   ---------   --------       ------
Income from investment operations:
  Net investment income.................           .51         .54         .53       .55           .06
  Net gains or losses on securities
    (both realized and unrealized)......           .31         .41        (.21)      .73          (.18)
                                                ------   ---------   ---------   --------       ------
    Total from investment operations....           .82         .95         .32      1.28          (.12)
                                                ------   ---------   ---------   --------       ------
Less distributions:
  Dividends from net investment
    income..............................          (.51)       (.54)       (.53)     (.55)         (.06)
  Distributions from capital gains......          (.03)         --          --        --            --
                                                ------   ---------   ---------   --------       ------
    Total distributions.................          (.54)       (.54)       (.53)     (.55)         (.06)
                                                ------   ---------   ---------   --------       ------
Net asset value, end of period..........     $   10.71   $   10.43   $   10.02    $10.23       $  9.50
                                                ------   ---------   ---------   --------       ------
                                                ------   ---------   ---------   --------       ------
Total return (d)........................          8.09%       9.72%       3.13%    13.92%        (1.24)%
Net assets, end of period (in
  thousands)............................     $   8,894   $   6,263   $   3,532    $1,142       $    51
Ratio of expenses to average daily net
  assets (e)............................          1.90%       1.90%       1.90%     1.90%          .22%(g)
Ratio of net investment income to
  average daily net assets (e)..........          4.78%       5.32%       5.19%     5.61%          .69%(g)
Portfolio turnover rate (excluding
  short-term securities)................         237.2%      180.5%      222.6%    270.7%        163.5%

                                                                      CLASS C
                                          ---------------------------------------------------------------
                                                                                            PERIOD FROM
                                                                                              MARCH 1,
                                                     YEAR ENDED SEPTEMBER 30,                1995(c) TO
                                          ----------------------------------------------   SEPTEMBER 30,
                                              1998            1997             1996             1995
                                          ------------   --------------   --------------   --------------
Net asset value, beginning of period....     $   10.42       $    10.02       $    10.23       $ 9.67
                                                ------           ------           ------       ------
Income from investment operations:
  Net investment income.................           .51              .54              .52          .33
  Net gains or losses on securities
    (both realized and unrealized)......           .29              .40             (.21)         .55
                                                ------           ------           ------       ------
    Total from investment operations....           .80              .94              .31          .88
                                                ------           ------           ------       ------
Less distributions:
  Dividends from net investment
    income..............................          (.51)            (.54)            (.52)        (.32)
  Distributions from capital gains......          (.03)              --               --           --
                                                ------           ------           ------       ------
    Total distributions.................          (.54)            (.54)            (.52)        (.32)
                                                ------           ------           ------       ------
Net asset value, end of period..........     $   10.68       $    10.42       $    10.02       $10.23
                                                ------           ------           ------       ------
                                                ------           ------           ------       ------
Total return (d)........................          7.89%            9.61%            3.11%        9.26%
Net assets, end of period (in
  thousands)............................     $   2,089       $      899       $      665       $  112
Ratio of expenses to average daily net
  assets (e)............................          1.90%            1.90%            1.90%        1.90%(f)
Ratio of net investment income to
  average daily net assets (e)..........          4.81%            5.30%            5.20%        5.54%(f)
Portfolio turnover rate (excluding
  short-term securities)................         237.2%           180.5%           222.6%       270.7%

-------------

(e) The Fund's Adviser and Distributor voluntarily absorbed or waived $119,092, $129,031, $120,750, $129,155, $107,448 and $86,877 in expenses for the years ended September 30, 1998, 1997, 1996 and 1995, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.58%, 1.64%,1.68%, 1.88%, 1.83% and 1.70% , respectively, and the ratio of net investment income to average daily net assets would have been 5.07%, 5.54%, 5.40%, 5.70%, 4.95% and 5.08%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.28%, 2.34%, 2.38%, 2.56% and .35%, respectively, and the ratio of net investment income to average daily net assets would have been 4.40%, 4.88%, 4.71%, 4.95% and .56%, respectively, for the years ended September 30, 1998, 1997, 1996 and 1995 and the period ended September 30, 1994. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.28%, 2.34%, 2.38% and 2.56%, respectively, and the ratio of net investment income to average daily net assets would have been 4.43%, 4.86%, 4.72% and 4.88%, respectively, for the years ended September 30, 1998, 1997 and 1996 and the period ended September 30, 1995.
(f)  Adjusted to an annual basis.
(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Bond Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Bond Fund, Inc. (the Fund) as of September 30, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the four years then ended, the period from November 1, 1993 to September 30, 1994 and for the year ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1998 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 6, 1998

                                                              ADVANTUS BOND FUND
                                                  FEDERAL INCOME TAX INFORMATION
    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1998. Dividends for the 1998 calendar year will be reported to you on Form 1099-Div in late January 1999. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, 9.2% qualifying for deduction by corporations
October 31, 1997............................................................................................  $   .0512
November 30, 1997...........................................................................................      .0481
December 31, 1997...........................................................................................      .0682
January 31, 1998............................................................................................      .0449
February 28, 1998...........................................................................................      .0458
March 31, 1998..............................................................................................      .0552
April 30, 1998..............................................................................................      .0419
May 31, 1998................................................................................................      .0541
June 30, 1998...............................................................................................      .0646
July 31, 1998...............................................................................................      .0417
August 31, 1998.............................................................................................      .0449
September 30, 1998..........................................................................................      .0672
                                                                                                              ---------
                                                                                                              $   .6278
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.0672 payable on September 30, 1998 consisted of $.0315 from short-term capital gains (taxable as dividend income) and $.0357 from net investment income.

CLASS B

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, 9.2% qualifying for deduction by corporations
October 31, 1997............................................................................................  $   .0432
November 30, 1997...........................................................................................      .0403
December 31, 1997...........................................................................................      .0607
January 31, 1998............................................................................................      .0369
February 28, 1998...........................................................................................      .0397
March 31, 1998..............................................................................................      .0485
April 30, 1998..............................................................................................      .0353
May 31, 1998................................................................................................      .0474
June 30, 1998...............................................................................................      .0580
July 31, 1998...............................................................................................      .0350
August 31, 1998.............................................................................................      .0382
September 30, 1998..........................................................................................      .0608
                                                                                                              ---------
                                                                                                              $   .5440
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.0608 payable on September 30, 1998 consisted of $.0315 from short-term capital gains (taxable as dividend income) and $.0293 from net investment income.

ADVANTUS BOND FUND
FEDERAL INCOME TAX INFORMATION--CONTINUED

CLASS C

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, 9.2% qualifying for deduction by corporations
October 31, 1997............................................................................................  $   .0431
November 30, 1997...........................................................................................      .0403
December 31, 1997...........................................................................................      .0606
January 31, 1998............................................................................................      .0369
February 28, 1998...........................................................................................      .0397
March 31, 1998..............................................................................................      .0485
April 30, 1998..............................................................................................      .0353
May 31, 1998................................................................................................      .0473
June 30, 1998...............................................................................................      .0580
July 31, 1998...............................................................................................      .0349
August 31, 1998.............................................................................................      .0381
September 30, 1998..........................................................................................      .0606
                                                                                                              ---------
                                                                                                              $   .5433
                                                                                                              ---------
                                                                                                              ---------

    The distribution of $.0606 payable on September 30, 1998 consisted of $.0315 from short-term capital gains (taxable as dividend income) and $.0291 from net investment income.

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k), Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the

Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every transaction you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.6 billion in assets in addition to $11.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                         [ADVANTUS-TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48645 Rev 11-1998